EXHIBIT 32.2
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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TSR, Inc. (the "Company") on Form 10-Q for the period ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Sharkey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


The forgoing certification is incorporated solely for the purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


/s/ John G. Sharkey
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Vice President-Finance and
Chief Financial Officer
October 1, 2003